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                                                                    EXHIBIT 23.2

                          CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated April 7, 1997 included in the Annual Report on Form 10-K of Wahlco Environmental Systems, Inc. for the fiscal years ended December 31, 1996 and 1995 and to all references to our Firm included in this Registration Statement.



                                  /s/ ARTHUR ANDERSEN LLP
Orange County, California
October 29, 1997


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